                                  $125,000,000
                                                                       EXHIBIT 1

                             HELLER FINANCIAL, INC.


                                1,250,000 Shares


           Fixed Rate Noncumulative Perpetual Senior Preferred Stock,
                                    Series D


                             UNDERWRITING AGREEMENT
                            -----------------------


                                                               ___________, 1998



Lehman Brothers Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
As Underwriters
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:


          Heller Financial, Inc., a Delaware corporation (the "Company"), proposes to sell 1,250,000 shares (the "Shares") of the Company's Fixed Rate Noncumulative Perpetual Senior Preferred Stock, Series D (liquidation preference $100.00 per share) (the "Preferred Stock"), bearing cash dividends that are payable quarterly, if declared, at a rate of __________% of the liquidation preference of the Preferred Stock, or $________________ per share, per annum. This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters named in Schedule 1 hereto (the "Underwriters").

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 (File No. 333-58723) with respect to the Company's Class A Common Stock and certain of the Company's debt securities, warrants to purchase debt securities and senior preferred stock, including the Shares, has (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rule and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement have been delivered by the Company to you as the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act, any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(b) of the Rules and Regulations and any preliminary form of the Prospectus Supplement; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations. A prospectus supplement (the "Prospectus Supplement") reflecting the terms of the Preferred Stock, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424(b)(2) of the Rules and Regulations in accordance with Section 5(a) hereof. The Prospectus as supplemented by the Prospectus Supplement is hereinafter referred to as the "Preferred Prospectus." Reference made herein to any Preliminary Prospectus, the Prospectus, the Preferred Prospectus or the Registration Statement shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus, the Prospectus or the Preferred Prospectus or the effective date of the Registration Statement, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus, the Preferred Prospectus or the Registration Statement shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus, the Prospectus or the Preferred Prospectus or the effective date of the Registration Statement, as the case may be, and incorporated by reference in such Preliminary Prospectus, the Prospectus, the Preferred Prospectus or the Registration Statement, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, the Preferred Prospectus or the Registration Statement.

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               (b)  The Registration Statement and the Prospectus conform, and the Prospectus Supplement and any further amendments or supplements to the Registration Statement and the Preferred Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus, the Prospectus Supplement and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Preferred Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e).

               (c) The documents incorporated by reference in the Preferred Prospectus, when they were filed with the Commissions, conformed in all material respects to the requirements of and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Preferred Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Company and each of its subsidiaries (as defined in Section 15 hereof) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on their businesses or properties, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

               (e) The Certificate of Designations, Preferences and Rights relating to the Preferred Stock (the "Certificate of Designations") has been duly authorized and, when filed by the Company with the Secretary of State of the State of Delaware, will be duly executed and in full force and effect and will conform to all statements relating thereto in the Preferred Prospectus.

               (f) This Agreement has been duly authorized, executed and delivered by the Company.

               (g) The Company has an authorized capitalization as set forth in the Preferred Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the descriptions thereof contained, or incorporated by reference, in the Preferred Prospectus; the Shares have been duly and validly authorized and upon issuance and delivery and payment therefor in the manner described herein, will be duly and validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Preferred Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and, except for any subsidiaries that would not be considered "significant subsidiaries" under Rule 1-02(w) of Regulation S-X promulgated by the Commission, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of its subsidiaries or any of their properties or assets; and except for registration of the Shares under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein.

               (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest quarterly financial statements included, or incorporated by reference, in the Preferred Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preferred Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Preferred Prospectus.

               (j) The financial statements (including the related notes and supporting schedules) incorporated by reference in the Preferred Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (k) Arthur Andersen LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Preferred Prospectus and who have delivered the initial letter referred to in Section 7(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations during the periods covered by the financial statements on which they reported that are incorporated by reference in the Preferred Prospectus.

               (l) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (m) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, which is required to be described in the Preferred Prospectus, or the documents incorporated therein by reference, and is not so described.

               (n) Since the date as of which information is given in the Preferred Prospectus through the date hereof, and except as may otherwise be disclosed in the Preferred Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,

          (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (o) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

               (p) Neither the Company nor any of its subsidiaries is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

               (q) Except as described in the Preferred Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with the securities registered pursuant to the Registration Statement or with securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (r) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (s) There are no contracts or other documents which are required to be described in the Preferred Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Preferred Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (t) The Company and each of its subsidiaries has adopted a commercially reasonable plan to investigate and correct any Year 2000 problems associated with (i) the operations of the business of the Company and its subsidiaries and (ii) the services and products provided by the Company and its subsidiaries. The cost of implementing such plan and investigating and correcting any Year 2000 problems will not have a material adverse effect upon the condition (financial or otherwise), business, properties, results of operations or prospects of the Company and its subsidiaries taken as a whole. The Preferred Prospectus, including the documents incorporated by reference therein, complies with the Commission's Interpretive Release No. 33-7558 dated July 29, 1998 related to Year 2000 compliance.


          2. Purchase of the Shares by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the 1,250,000 Shares to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Shares set opposite that Underwriter's name in Schedule 1 hereto. The respective purchase obligations of the Underwriters with respect to the Shares shall be rounded among the Underwriters to avoid fractional shares, as the Underwriters may determine. The price of the Shares shall be $_____ per Share.

          The Company shall not be obligated to deliver any of the Shares to be delivered on the Delivery Date (as hereinafter defined) except upon payment for all the Shares to be purchased on the Delivery Date as provided herein.

          3.  Offering of Shares by the Underwriters.

          The Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Preferred Prospectus.


          4. Delivery of and Payment for the Shares. Delivery of and payment for the Shares shall be made at the office of Katten Muchin & Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois at 10:00 A.M., New York City time, on the [third] [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered one or more global security certificates representing the Shares to the Underwriters against payment to, or upon the order of, the Company of the purchase price by wire transfer in immediately available funds to such account(s) as the Company shall specify prior to the Delivery Date. Time shall be of the essence, and delivery of the Shares at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Shares shall be registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). For the purpose of expediting the checking and packaging of the global security certificates for the Shares, the Company shall make the certificates representing the Shares available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

          5.  Further Agreements of the Company.  The Company agrees:

               (a) To prepare the Prospectus Supplement in a form approved by the Underwriters and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b)(2) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Preferred Prospectus prior to the Delivery Date except as permitted herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Preferred Prospectus or any amended Preferred Prospectus has been filed and to furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Preferred Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Preferred Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Preferred Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (ii) each Preliminary Prospectus and the Preferred Prospectus and any amendment or supplement thereto and (iii) any document incorporated by reference in the Preferred Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Preferred Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Preferred Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Preferred Prospectus or to file under the Exchange Act any document incorporated by reference in the Preferred Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Preferred Prospectus which will correct such statement or omission or effect such compliance.

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Preferred Prospectus or any supplement to the Preferred Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Preferred Prospectus, any document incorporated by reference in the Preferred Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing;

               (f) As soon as practicable after the Delivery Date, to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Delivery Date, to furnish to the Underwriters copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which any securities of the Company may be listed pursuant to requirements of, or agreements with, such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly, from time to time, to take such action as the Underwriters may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) To apply the net proceeds from the sale of the Shares as set forth in the Preferred Prospectus;

               (j) Not to offer, sell, contract to sell or otherwise dispose of any additional securities of the Company substantially similar to the Shares or any securities convertible into or exchangeable for or that represent the right to receive any such similar securities, without the consent (which consent shall not be unreasonably withheld) of Lehman Brothers Inc. during the period beginning from the date of this Agreement and continuing to and including the __________ day following the Delivery Date;

               (k) To use its best efforts to permit the Shares to be eligible for clearance and settlement through DTC; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Shares and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Preferred Prospectus and any amendment or supplement to the Preferred Prospectus, including any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (e) the fees and expenses of qualifying the Shares under the securities laws of the several jurisdictions as provided in Section 5 (h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters);
(f) any fees charged by securities rating services for rating the Preferred Stock; and (g) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters.

          7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the

Company of its obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Preferred Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Preferred Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Katten Muchin & Zavis, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Certificate of Designation, the Shares, the Registration Statement, the Preferred Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Mark J. Ohringer, Associate General Counsel of the Company, shall have furnished to the Underwriters his written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

               (i) The Company and each of its "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission) (the "Significant Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company or the Company and its subsidiaries taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged.

               (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and implied covenant of good faith and fair dealing.

               (iii) All of the issued shares of capital stock of the Company and each Significant Subsidiary, have been duly authorized and validly issued and are fully paid and non-assessable; except as disclosed in the Preferred Prospectus or any supplement thereto, all shares of each of the Significant Subsidiaries are owned by the Company free and clear of any pledge, lien, security interest, charge, claim, equitable right or encumbrance of any kind. The Shares have been duly and validly authorized and, upon issuance and delivery and payment therefor in the manner described in this Agreement, will be duly and validly issued, fully paid and non-assessable.

               (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of, any of the Shares pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel.

               (v) The Certificate of Designation has been duly authorized, executed and filed with the Secretary of State of the State of Delaware, is in full force and effect and conforms to all statements relating thereto contained in the Preferred Prospectus.

               (vi) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (vii) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to Rule 424(b)(3) of the Rules and Regulations on the date specified in such opinion, the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b)(2) of the Rules and Regulations on the date specified in such opinion and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

               (viii) The Registration Statement and the Preferred Prospectus and any further amendments or supplements thereto made by the Company prior to the Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; and the documents incorporated by reference in the Preferred Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (ix) The statements contained in the Preferred Prospectus under the captions "Description of the Series D Preferred Stock," "Certain Federal Income Tax Consequences" and "Description of Capital Stock", insofar as they describe the Shares, legal matters and the capital stock of the Company, constitute a fair summary thereof.

               (x) To the best of such counsel's knowledge, there are no contracts or other documents which are required to be described in the Preferred Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

               (xi) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with, or constitute a material breach of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, the effects of which breach, violation or default would be material to the Company and its subsidiaries taken as a whole.

               (xii) No consent, approval, authorization, order, registration or qualification of or with any Federal or state governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to the best of such counsel's knowledge, any Federal or state court or any Delaware court acting pursuant to Delaware General Corporation Law is required for the issue and sale by the Company of the Shares or the compliance by the Company with all of the provisions of this Agreement, except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable federal or state securities or Blue Sky laws in connection with the issuance of the Shares.

               (xiii) Except as described in the Preferred Prospectus, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with the securities registered pursuant to the Registration Statement or with any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (xiv) Neither the Company nor any of its subsidiaries is required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

          In rendering such opinion, such counsel may state that (i) his opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Illinois, the General Corporation Law of the State of Delaware and (ii) to the extent his opinion relates to matters governed by the laws of the State of New York, such counsel has assumed that the laws governing such matters are identical to the internal laws, without giving effect to conflict of law principles, of the State of Illinois and the interpretation thereof. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date, in form and substance satisfactory to the Underwriters, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and based on the foregoing, no facts have come to the attention of such counsel which lead him to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Preferred Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or
          (II) any document incorporated by reference in the Preferred Prospectus, when filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Preferred Prospectus, except for the statements made in the Preferred Prospectus under the captions "Description of the Series D Preferred Stock" and "Description of Capital Stock", insofar as such statements describe the Shares, legal matters and the capital stock of the Company.

               (e) The Underwriters shall have received from Katten Muchin & Zavis, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Preferred Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (f) At the time of execution of this Agreement, the Underwriters shall have received from Arthur Andersen LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Preferred Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (g) With respect to the letter of Arthur Andersen LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Underwriters a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Preferred Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (h) The Company shall have furnished to the Underwriters a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                         (i) The representations, warranties and agreements of
               the Company in Section 1 are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(i) have been fulfilled; and

                         (ii) They have carefully examined the Registration
               Statement and the Preferred Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of the date of the Prospectus Supplement, the Preferred Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) other than as described in the Preferred Prospectus, since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Preferred Prospectus.

               (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Preferred Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Preferred Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Preferred Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Preferred Prospectus.

               (j)  Subsequent to the execution and delivery of this Agreement
          (i) no downgrading shall have occurred in the rating accorded the Preferred Stock or any other outstanding securities of the Company by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Preferred Stock or any other outstanding securities of the Company.

               (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Preferred Prospectus.

               (l) On or prior to the Delivery Date, the Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.   Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Shares), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Preferred Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application") or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Preferred Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Preferred Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers who signed the Registration Statement, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Preferred Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Preferred Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriters shall have the right to employ counsel to represent jointly the Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this
Section 8 if, in the reasonable judgment of the Underwriters, it is advisable for the Underwriters and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the

Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Shares under this Agreement, in each case as set forth in the table on the cover page of the Preferred Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to (i) the concession and reallowance figures appearing in the third paragraph and (ii) regarding possible overallotment, stabilizing transactions and syndicate covering transactions in the penultimate paragraph, each on page S-22 of the Prospectus Supplement, are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Preferred Prospectus.

          9.   Defaulting Underwriters.

          If, on the Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on the Delivery Date in the respective proportions which the number of Shares set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of Shares set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on the Delivery Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on the Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on the Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Delivery Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and
11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 9, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Preferred Prospectus, or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to, and received by, the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 7(i) (j) or (k), shall have occurred or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement.

          11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Shares for delivery to the Underwriters or (b) the Underwriters shall decline to purchase the Shares from the Company, in either case by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, or because of termination of this Agreement pursuant to Section 10, then the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Shares, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to

Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Treasurer (Fax: 312-441-7586), with a copy to Corporate Legal Services (Fax: 312-441-7456).

     Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                              Very truly yours,

                              HELLER FINANCIAL, INC.

                              By _____________________________

                              Its ____________________________


Accepted:

Lehman Brothers Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation

As the several Underwriters named
in Schedule 1 hereto


     By Lehman Brothers Inc.

     By ________________________________
          Authorized Representative

                                   SCHEDULE 1

                                                                       Number of
     Underwriters                                                       Shares
     ------------                                                      ---------

     Lehman Brothers Inc.  . . . . . . . . . . . . . . . . . . . . .

     Chase Securities Inc. . . . . . . . . . . . . . . . . . . . . .

     Credit Suisse First Boston Corporation. . . . . . . . . . . . .

                                                                       ---------

          Total. . . . . . . . . . . . . . . . . . . . . . . . . . .   1,250,000
                                                                       =========

                                      -1-